SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 20, 1999
                Date of Report (Date of earliest event reported)



                          CREDENCE SYSTEMS CORPORATION
               (Exact name of registrant as specified in charter)



       Delaware                           000-22366                 94-2878499
       --------                           ---------                 ----------
(State or other jurisdiction     (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)




                  215 Fourier Avenue, Fremont, California       94539
               (Address of principal executive offices)       (Zip Code)




       Registrant's telephone number, including area code (510) 657-7400



                                       N/A
         (Former name or former address, if changed since last report.)

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Item 5.           OTHER EVENTS
                  -------------

     On August 20, 1999, the Registrant issued a press release reporting the financial results for its third quarter ended July 31, 1999.

     On July 31, 1999, the Registrant issued a press release announcing Graham
J. Siddall as the new President and Chief Executive Officer.


Item 7            EXHIBITS
                 ----------

     A copy of the Registrant's press release announcing its financial results for the third quarter ended July 31, 1999 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     A copy of the Registrant's press release announcing Graham J. Siddall as new President and Chief Executive Officer is attached hereto as Exhibit 99.2 and incorporated herein by reference.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          CREDENCE SYSTEMS CORPORATION
                                  (Registrant)

Date:  August 20, 1999                        By   /s/ Dennis P. Wolf
                                              -------------------------
                                              Name:    Dennis P. Wolf
                                              Title:   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number
------


99.1 Press Release disseminated August 20, 1999 regarding the Registrant's financial results for the third quarter ended July 31, 1999.

99.2 Press Release disseminated July 31, 1999 regarding the Registrant's announcement of Graham J. Siddall as the new President and Chief Executive Officer.



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